Exhibit 10.25

AMENDMENT TO SERIES I CCPS INVESTMENT AGREEMENT

This amendment to the Series I CCPS Investment Agreement (“Agreement”) is executed on this 28th day of September, 2016 by and amongst:

(1)	AZURE POWER GLOBAL LIMITED, a company organized and existing under the laws of Mauritius (hereinafter referred to as the “Company”, which expression shall mean and include its executors, assigns and successors-in-interest) having its principal office at 1st Floor, The Exchange, 18 Cybercity, Ebene, Mauritius;

(2)	MR. INDERPREET SINGH WADHWA, son of Mr. Harkanwal Singh Wadhwa, residing at J-57, Saket, New Delhi – 110017 (“IW”), MR. HARKANWAL SINGH WADHWA, son of Late Mr. Manohar Singh Wadhwa, residing at C-2324 Ranjit Ave, Amritsar, Punjab (“HW”) and IW GREEN INC., a company established under the laws of the United States, having its principal office at 341, Raven Circile, Wyoming, Zip Code 19934, Kent, United States of America (“IW Green”) (IW, HW and IW Green hereinafter collectively referred to as the “Sponsors”, which expression shall mean and include their successors, legal heirs and permitted assigns); and

(3)	IFC GIF INVESTMENT COMPANY I, a company established under the laws of Mauritius, having its principal office at C/o Cim Fund Services Ltd, 33 Edith Cavell Street, Port Louis, Mauritius (“Investor”).

The Sponsors, the Investor and the Company shall hereinafter be collectively referred to as “Parties” and individually be referred to as “Party”.

WHEREAS:

(A)	The Company has entered into a subscription agreement dated September 19, 2016 (“GIF SSA”) with GIF and Sponsors, pursuant to which GIF intends to invest in the Company by subscribing to the Series I CCPS issued by the Company.

(B)	Based on further discussions between the Parties, the Parties are desirous to amend certain provision of the terms and conditions of Series I CCPS (set out in Schedule I of GIF SSA) that will be subscribed by GIF to the extent provided in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto agree as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1.	Definitions

Unless otherwise defined in this Agreement, all capitalized terms used but not defined herein shall have the meanings assigned to them in the GIF SSA.

1.2.	Interpretation

Clause 1.2 of the GIF SSA shall apply mutatis mutandis to this Agreement.

2.	RE-STATEMENT

This Agreement shall become effective and binding on the Parties on and from the date of execution of this Agreement. The amendments made by this Agreement shall form an integral part of the GIF SSA, and the GIF SSA shall be read and understood as amended by this Agreement.

3.	CONTINUING OBLIGATIONS

All the provisions of the GIF SSA shall, save as amended by this Agreement, continue to be in full force and effect.

4.	AMENDMENTS TO THE GIF SSA

4.1.	Paragraph 5.3 (i)(ii) and paragraph 5.3(i)(iii) of Schedule I of the GIF SSA shall be deleted and replaced by a new paragraph 5.3 (i)(ii) and paragraph 5.3(i)(iii), which shall read as follows:

“(ii)	In the event an IPO/QIPO occurs on or before 30th July 2017, the applicable conversion ratio of the Series I CCPS shall be adjusted such that the holders of Series I CCPS shall receive such number of Equity Shares that is greater of: (a) the number of Equity Shares which provide holders of Series I CCPS a USD return of 25% per annum on a cumulative basis on the Series I CCPS Issue Price from the date of subscription of Series I CCPS (“Subscription Date”) till the actual date of conversion of Series I CCPS; wherein, the calculation of return shall include any dividend paid before the date of conversion to the holders of Series I CCPS, and the valuation of Equity Shares in order to calculate a USD return of 25% per annum on a cumulative basis shall be based on the price at which Equity Shares are offered to investors in the IPO/QIPO; or (b) the number of Equity Shares which equals to a fraction, the numerator of which shall be the aggregate Subscription Price paid for the subscription of the Series I CCPS, and the denominator of which shall be 90% of the effective per share offer price in USD (as adjusted) of the Equity Shares offered to the public investors at the IPO/QIPO; or (c) the number of Equity Shares converted based on the Normal Conversion Factor.

(iii)

In the event an IPO/QIPO occurs after 30th July 2017, the applicable conversion ratio of the Series I CCPS shall be adjusted such that the holders of Series I CCPS shall receive such number of Equity Shares that is greater of: (a) the number of Equity Shares which provide holders of the Series I CCPS a USD return of 25% per annum on a cumulative basis on the Series I CCPS Issue Price for the period starting from the Subscription Date and ending on 30th July 2017 and a USD return of 18% per annum on a cumulative basis on the Series I CCPS Issue Price for the period commencing from 31st July 2017 and ending on the date of conversion; wherein, the calculation of return shall include any dividend paid before the date of conversion, and the valuation of Equity Shares to calculate the return to the holders of Series I CCPS shall be based on the price at which Equity Shares are offered to investors in the IPO/QIPO; or (b) the number of Equity Shares which equals to a fraction, the numerator of which shall be the aggregate Subscription Price paid for the subscription of the Series I CCPS, and the denominator of which shall be 90% of the effective per share offer price in USD (as adjusted) of the Equity Shares offered to the public investors at the IPO/QIPO; or (c) the number of Equity Shares converted based on the Normal Conversion Factor.”

5.	REPRESENTATION AND WARRANTIES

5.1	Each of the Parties hereby severally represents and warrants that:

(a)	It has the power and authority to execute and deliver this Agreement and is not prohibited from entering into this Agreement;

(b)	This Agreement has been duly authorized by it, and upon such execution and delivery, will be a legal, valid and binding obligation enforceable in accordance with its terms; and

(c)	The execution and delivery of this Agreement by it and the promises, agreements or undertakings of it under this Agreement does not violate any Applicable Law or violate or contravene the provisions of or constitute a default under any documents, contracts, agreements or any other instruments which it has executed or which are applicable to it or in the case of the Company any of its Subsidiaries.

6.	MISCELLANEOUS

The following provisions of Article V (Miscellaneous) of the First AMC Subscription Agreement shall be deemed to apply mutatis mutandis to this Agreement: Section 5.01 (Notices), Section 5.02 (Saving of Rights), Section 5.03 (English Language), Section 5.04 (Applicable Law and Arbitration), Section 5.05 (Immunity), Section 5.06 (Announcements), Section 5.07 (Successors and Assigns), Section 5.08 (Amendments, Waivers and Consents), Section 5.09 (Counterparts), Section 5.10 (Expenses) and Section 5.12 (Invalid Provisions).

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties mentioned below, acting through their duly authorized representatives, have caused this Agreement to be signed in their respective names, as of the date first written above.

AZURE POWER GLOBAL LIMITED

By:	/s/ Inderpreet Singh Wadhwa
Name:	Inderpreet Singh Wadhwa
Title:

MR. INDERPREET SINGH WADHWA

/s/ INDERPREET SINGH WADHWA

MR. HARKANWAL SINGH WADHWA

/s/ HARKANWAL SINGH WADHWA

IW GREEN INC

By:	/s/ Inderpreet Singh Wadhwa
Name:	Inderpreet Singh Wadhwa
Title:

Signature Page – Amendment to Series I CCPS Investment Agreement dated 28 September 2016 entered into between Azure Power Global Limited, Mr. Inderpreet Singh Wadhwa, Mr. Harkanwal Singh Wadhwa, IW Green Inc. and IFC GIF Investment Company I.

IN WITNESS WHEREOF, the parties mentioned below, acting through their duly authorized representatives, have caused this Agreement to be signed in their respective names, as of the date first written above.

IFC GIF INVESTMENT COMPANY I

By:	/s/ Ruth E. Horowitz
Name:	Ruth E. Horowitz
Title:

Signature Page – Amendment to Series I CCPS Investment Agreement dated 28 September 2016 entered into between Azure Power Global Limited, Mr. Inderpreet Singh Wadhwa, Mr. Harkanwal Singh Wadhwa, IW Green Inc. and IFC GIF Investment Company I.